UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2026

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 102, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 29, 2026, Creative Realities, Inc. (the “Company”) issued a press release announcing the commencement of a public underwritten offering of its common stock, par value $0.01 per share (the “Common Stock”), and pre-funded warrants to purchase Common Stock. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Item 8.01. Other Events.

Set forth below are certain preliminary financial estimates of the Company for the quarter ending June 30, 2026, which are estimated as of June 23, 2026. The following estimates are not a comprehensive statement of the Company’s results of operations for the three-month period ending June 30, 2026. These estimates are preliminary and unaudited and thus inherently uncertain and subject to change.

The Company expects unaudited revenue for the three months ending June 30, 2026 in a range between $21.0 million and $23.0 million. For the three months ending June 30, 2026, the Company expects Adjusted EBITDA in a range between $2.0 million and $2.2 million, reflecting an Adjusted EBITDA margin of approximately 10.0%.

The Company’s 2026 second quarter has not been completed and, as a result, the anticipated ranges of unaudited revenue and Adjusted EBITDA for the three months ending June 30, 2026 presented above are preliminary results only. These preliminary results reflect the Company’s preliminary estimates with respect to such results based on currently available information and are inherently uncertain and subject to change. After completion of the Company’s second quarter, its actual quarterly results will remain subject to the completion of the Company’s quarter-end closing process, which includes a final review by its management and audit committee. During the course of the preparation of the financial statements and related notes and the Company’s final review, additional items that require material adjustments to the preliminary unaudited revenue and Adjusted EBITDA presented above may be identified. Therefore, you should not place undue reliance upon these preliminary financial results. The Company’s actual results that will be reflected in the Company’s financial statements for the quarter ending June 30, 2026, when they are released, may differ materially from these estimates (which are based solely on determinations for such period made prior to the date of this Report). The Company’s results remain subject to substantial risk and uncertainties. For additional information on the risks applicable to the Company, please see the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2025, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. We undertake no obligation to update or revise the estimates set forth in this prospectus supplement as a result of new information, future events or otherwise, except as otherwise required by law.

The preliminary unaudited financial estimates for the three months ending June 30, 2026 described above have been prepared by, and are the responsibility of, management. Grant Thornton LLP, the Company’s independent registered public accounting firm, and PricewaterhouseCoopers (“PwC”), the independent registered public accounting firm for DDC Group International Inc., have not audited, reviewed or performed any procedures with respect to such preliminary unaudited financial information. Accordingly, Grant Thornton LLP and PwC do not express an opinion or any other form of assurance with respect thereto.

Non-GAAP Measures

The Company is providing preliminary Adjusted EBITDA results only on a non-GAAP basis, and a reconciliation of this forward-looking non-GAAP measure to the most directly comparable GAAP measure has not been provided in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts as a result of certain of the adjustments utilized.

The Company defines “EBITDA” as earnings before interest, income taxes, depreciation and amortization of intangibles. The Company defines “Adjusted EBITDA” as EBITDA excluding stock-based compensation, fair value adjustments and both cash and non-cash non-recurring gains and charges. Adjusted EBITDA is not a measure of performance defined in accordance with GAAP. The Company believes Adjusted EBITDA is a useful financial metric because it allows external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate the Company’s operating performance, compare the results of its operations from period to period and against its peers without regard to the Company’s financing methods, hedging positions or capital structure and because they highlight trends in the Company’s business that may not otherwise be apparent when relying solely on GAAP measures. The Company also presents Adjusted EBITDA because it believes Adjusted EBITDA is an important supplemental measure of the Company’s performance that is frequently used by others in evaluating companies in its industry. Accordingly, management believes that disclosure of this metric offers industry analysts, investors, lenders, rating agencies and other stakeholders an additional view of the Company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results. Adjusted EBITDA should not be considered as an alternative to net income/(loss) or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company’s performance.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Except for historical information, all the statements, expectations and assumptions contained in this Report are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to, the Company’s expectations regarding the expected revenue and adjusted EBITDA for the three-month period ending June 30, 2026. Actual results may differ from those set forth in this Report due to the risks and uncertainties inherent in the Company’s business described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in any subsequent filings with the SEC. Important factors, among others, that may affect actual results or outcomes include: our ability to integrate the recently acquired business of Cineplex Digital Media Inc. (“CDM”) into our own, maintain or improve the financial performance of CDM’s business and realize anticipated synergies, our strategy for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to realize the revenues included in our future guidance and backlog reports, our ability to satisfy our upcoming debt obligations and other liabilities, the ability of the Company to continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statement and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026

Creative Realities, Inc.

By:	/s/ Tamra Koshewa
Tamra Koshewa
Chief Financial Officer